UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
October 21, 2004

NEXPRISE, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26811 (Commission File No.)	77-0465496 (I.R.S. Employer Identification No.)

5950 La Place Court, Suite 200
Carlsbad, CA 92008
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(760) 804-1333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 21, 2004, NexPrise, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended September 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c)Exhibits.

Exhibit No.	Description
99.1	Press release dated October 21, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2004

Nexprise, Inc.
By:	/s/ Jerome E. Natoli
Jerome E. Natoli
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 21, 2004

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